EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enterprise Financial Services Corp (the “Company”) on Form 10-Q for the period ending September 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, Kevin C. Eichner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin C. Eichner

Kevin C. Eichner
Chief Executive Officer
November 4, 2005